John Hancock
Floating Rate Income Fund

SUMMARY PROSPECTUS 8–30–11

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the statement of additional information and most recent reports, online at www.jhfunds.com/Forms/Prospectuses.aspx. You can also get this information at no cost by calling 1-888-972-8696 or by sending an e-mail request to info@jhfunds.com. The fund’s prospectus and statement of additional information, both dated 8-30-11, are incorporated by reference into this Summary Prospectus.

 Class R6: JFIRX

Investment objective

To seek a high level of current income.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (%) (fees paid directly from your investment)	Class R6

Maximum front-end sales charge (load) on purchases as a % of purchase price	None

Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)	Class R6

Management fee	0.69

Other expenses[1]	0.10

Total annual fund operating expenses	0.79

1	“Other expenses” have been estimated for the first year of operations of the fund’s Class R6 shares.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment at the end of the various time frames indicated. The example assumes a 5% average annual return. The example assumes fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	Class R6

1 Year	81

3 Years	252

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 57% of the average value of its portfolio.

Principal investment strategies

Under normal market conditions, the fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in floating rate loans, which often include debt securities of domestic and foreign issuers that are rated below investment grade (rated below Baa by a nationally recognized statistical rating organization such as Moody’s Investor Services (“Moody’s”) or BBB by Standard & Poor’s (“S&P”)), at the time of purchase, or are of comparable quality, as determined by the subadviser, and other floating rate securities.

An Income Fund

 John Hancock Floating Rate Income Fund

The fund may invest in domestic and foreign issuer loans and loan participations that pay interest at rates that float or reset periodically at a margin above a generally recognized base lending rate such as the Prime Rate, the London Inter-Bank Offered Rate (“LIBOR”) or another generally recognized base lending rate. Loans and debt instruments rated below investment grade are considered to have speculative characteristics. The fund may invest in loans of companies whose financial conditions are troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings. The fund may also acquire, and subsequently hold, warrants and other equity interests.

In purchasing loans, loan participations and other securities for the fund, the subadviser may take full advantage of the entire range of maturities and durations, and may adjust from time to time the average maturity or duration of the investments held by the fund, depending on its assessment of the relative yields of different maturities and durations and its expectations of future changes in interest rates.

The fund may invest in any number of issuers, and may at times invest its assets in a small number of issuers. The fund may also invest in loans of any aggregate principal amount, and the average aggregate principal amount of the loans held by the fund will vary from time to time.

The fund’s investment process may, at times, result in a higher-than-average portfolio turnover ratio and increased trading expenses.

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a mutual fund’s performance.

Instability in the financial markets has led many governments, including the United States government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the fund itself is regulated. Such legislation or regulation could limit or preclude the fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the fund’s portfolio holdings. Furthermore, volatile financial markets can expose the fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the fund.

The fund’s main risk factors are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 5 of the prospectus.

Active management risk The subadviser’s investment strategy may fail to produce the intended result.

Changing distribution levels risk The amount of the distributions paid by the fund generally depends on the amount of income and/or dividends received by the fund on the securities it holds.

Credit and counterparty risk The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

Distressed investments risk Many distressed investments, including loans, loan participations, bonds, notes and non-performing and sub-performing mortgage loans, are not publicly traded and may involve a substantial degree of risk.

Economic and market events risk Events in the financial markets have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. In addition, reduced liquidity in credit and fixed-income markets may adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates were to rise or economic conditions deteriorate.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments.

High portfolio turnover risk Actively trading securities can increase transaction costs (thus lowering performance) and taxable distributions.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Liquidity risk Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Loan participations risk Participations and assignments involve special types of risks, including credit risk, interest-rate risk, liquidity risk and the risks of being a lender.

Past performance

The following performance information in the bar chart and table below illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year. However, past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance for the fund is updated daily, monthly and quarterly and may be obtained at our Web site: www.jhfunds.com/InstitutionalPerformance, or by calling Signature Services at 1-888-972-8696 between 8:00 A.M. and 7:00 P.M., Eastern Time, on most business days.

Average annual total returns Performance of a broad-based market index is included for comparison.

After-tax returns These reflect the highest individual federal marginal income tax rates in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.

Because Class R6 shares of the fund had not commenced operations prior to the date of this prospectus, the returns are those of Class A shares that have been recalculated to apply the estimated fees and expenses of Class R6 shares.

Calendar year total returns — Class R6 (%)

2008	2009	2010
−24.09	41.81	10.03

Year-to-date total return The fund’s total return for the six months ended June 30, 2011 was 2.53%.

Best quarter: Q2 ’09, 14.35%

Worst quarter: Q4 ’08, −21.37%

Average annual total returns (%)	1 Year	Inception

as of 12-31-10		1-02-08

Class R6 before tax	10.03	5.81

After tax on distributions	7.22	3.40

After tax on distributions, with sale	6.85	3.55

S&P/LSTA Performing Loan Index	10.34	5.96

Investment management

Investment adviser John Hancock Investment Management Services, LLC
Subadviser Western Asset Management Company

Portfolio management

Michael C. Buchanan Co-portfolio manager of the fund since 2008 Portfolio manager at Western Asset Management Company since 2005	S. Kenneth Leech Co-portfolio manager of the fund since 2008 Chief investment officer emeritus at Western Asset Management Company since 2008	Timothy J. Settel Co-portfolio manager of the fund since 2008 Portfolio manager/research analyst at Western Asset Management Company since 2008

Stephen A. Walsh Co-portfolio manager of the fund since 2008 Chief investment officer at Western Asset Management Company since 2008

Purchase and sale of fund shares

The minimum initial investment requirement for Class R6 shares of the fund is $1 million for all investors other than certain qualified plan investors. There is no minimum initial investment requirement for such qualified plan investors. There are no subsequent investment requirements. You may redeem shares of the fund on any business day by mail: Mutual Fund Operations, John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or for most account types through our Web site: www.jhfunds.com or by telephone: 1-888-972-8696.

 John Hancock Floating Rate Income Fund

Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

© 2011 John Hancock Funds, LLC    328R6SP 8-31-11    SEC file number: 811-21779